BOOKS-A-MILLION, INC.

                                STOCK OPTION PLAN


                           NON-INCENTIVE STOCK OPTION
                               (NON-TRANSFERABLE)

                        O P T I O N C E R T I F I C A T E

                            OPTION NUMBER __________

     Books-A-Million, Inc., a Delaware corporation, pursuant to action of the Committee and in accordance with the Books-A-Million, Inc., Stock Option Plan ("Plan"), hereby grants a Non-Incentive Stock Option ("Non-ISO") to [Non-Employee Director], ("Employee") to purchase from Books-A-Million, Inc., 6,000 shares of Stock at an Option Price per share of $______, equal to the price at which a share of Stock last traded on December 31, ______, the date of the grant. This Non-ISO is subject to all of the terms and conditions set forth in this Option Certificate and in the Plan and is granted effective as of December 31, ______ ("Option Grant Date").

                                         BOOKS-A-MILLION, INC.



                                         By: ___________________________
                                             Richard S. Wallington
                                             Chief Financial Officer


                              TERMS AND CONDITIONS

     1. Plan. The Non-ISO is subject to all the terms and conditions set forth in the Plan and Option Certificate, and all of the terms defined in the Plan shall have the same meaning herein when such terms start with a capital letter. A copy of the Plan will be made available to Employee upon written request to the Corporate Secretary of the Company.

     2. Order of Exercise. The exercise of this Non-ISO shall not be affected by the exercise or non-exercise of any other option (without regard to whether such option constitutes an "incentive stock option" within the meaning of Section 422 of the Code).

     If at the time Employee intends to exercise any rights under this Non-ISO, Employee is an officer or is filing ownership reports with the Securities and Exchange Commission under Section 16(a) of the Exchange Act, then Employee should consult the Company before Employee exercises such rights because there may be additional restrictions upon the exercise of such rights.

     3. Date Exercisable. This Non-ISO shall become exercisable in accordance with the following schedule on any business day of the Company occurring on or after the first date set forth below and before the date such Non-ISO expires under Section 4, provided Employee has remained continuously employed by the Company or a Subsidiary from the Option Grant Date through the applicable vesting date in the schedule below.


                                                        Number of Shares for
                                                        which Non-ISO First
       On or After                                      Becomes Exercisable

    [Option Grant Date]                                         6,000



     The maximum number of shares of Stock which may be purchased by exercise of this Non-ISO on any such business day shall equal the excess, if any, of (a) the number of shares of Stock for which this Non-ISO is exercisable on such date as adjusted in accordance with Section 13 of the Plan over (b) the number of shares of Stock which have previously been purchased by exercise of this Non-ISO, as adjusted in a manner consistent with Section 13 of the Plan.

     Notwithstanding the foregoing vesting schedule, this Non-ISO shall become exercisable in full on any business day of the Company occurring on or after the date Employee dies, is determined by the Committee to be disabled, or terminates employment with the Company or a Subsidiary on or after reaching age 62, whichever comes first, and before the date such Non-ISO expires under Section 4.

     4. Life of Non-ISO. This Non-ISO shall expire when exercised in full; provided, however, this Non-ISO (to the extent not exercised in full) also shall expire immediately and automatically on the earlier of:

     a. the end of the 90 day period which begins on the date Employee's employment by the Company or a Subsidiary terminates for any reason other than death;

     b. the end of the 270 day period which begins on the date Employee's employment by the Company or a Subsidiary terminates because of death; or

     c. the date which is the tenth anniversary of the Option Grant Date.

     5. Method of Exercise of Non-ISO. Employee may (subject to Sections 3, 4, 13 and 16) exercise the Non-ISO in whole or in part (before the date the Non-ISO expires) on any normal business day of the company by (1) delivering the Option Certificate to the Company together with written notice of the exercise of such Non-ISO and (2) simultaneously paying to the Company the Option Price. The payment of such Option Price shall be made either in cash, by check acceptable to the Company, by delivery to the Company of certificates (properly endorsed) for shares of Stock registered in Employee's name, or in any combination of such cash, check and Stock which results in payment in full of the Option Price. Stock which is so tendered as payment (in whole or in part) of the Option Price shall be valued at its Fair Market Value on the date the Non-ISO is exercised.

     6. Delivery. The Company's delivery of Stock pursuant to the exercise of this Non-ISO (as described in Section 5) shall discharge the Company of all of its duties and responsibilities with respect to this Non-ISO.

     7. Adjustment. The Board shall have the right to make such adjustments as described under Section 13 of the Plan.

     8. Nontransferable. No rights granted under this Non-ISO shall be transferable by Employee and such rights shall be exercisable during Employee's lifetime only by Employee. To the extent the Option Certificate provides for the exercise of an Option after the death of Employee, the personal representative of Employee's estate thereafter shall be treated as the Employee under this Option Certificate.

     9. Employment and Termination. Neither the Plan, this Non-ISO nor any related material shall give Employee the right to continue in employment by the Company or by a Subsidiary or shall adversely affect the right of the Company or a Subsidiary to terminate Employee's employment with or without cause at any time.

     10. Stockholder Status. Employee shall have no rights as a stockholder with respect to any shares of stock under this Non-ISO until such shares have been duly issued and delivered to Employee, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of other rights of any kind or description whatsoever respecting such stock except as expressly set forth in the Plan.

     11. Other Laws. The Company shall have the right to refuse to issue or transfer any Stock under this Non-ISO if the Company acting in its absolute discretion determines that the issuance or transfer of such Stock might violate any applicable law or regulation, and any payment tendered in such event to exercise this Non-ISO shall be promptly refunded to Employee.

     12. Securities Registration. Employee may be requested by the Company to hold any shares of Stock received upon the exercise of this Non-ISO for personal investment and not for purposes of resale or distribution to the public and Employee shall, if so requested by the Company, deliver a certified statement to that effect to the Company as a condition to the transfer of such Stock to Employee.

     13. Other Conditions. Employee shall (as a condition to the exercise of this Non-ISO) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of this Non-ISO and provides for the repurchase of such Stock by the Company under certain circumstances.

     14. Tax Withholding. The Company may withhold or retain from any payment to Employee (whether or not such payment is made pursuant to this Non-ISO) or take such other action as is permissible under the Plan which the Company deems necessary to satisfy an income or other tax withholding requirements as a result of the exercise of this Non-ISO.

     15. Governing Law. This Plan and this Non-ISO shall be governed by the laws of the State of Delaware.

     16. Modification, Amendment, and Cancellation. The Company shall have the right unilaterally to modify, amend, or cancel this Non-ISO in accordance with the terms of the Plan, and, in particular, shall have the right under the Plan to cancel this Non-ISO as of any date in the event of a sale or other corporate transaction (described in Section 14 of the Plan) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, will be determined by dividing (1) the excess of the fair Market Value of the Stock then subject to exercise under such Non-ISO (as determined without regard to any vesting schedule for such Non-ISO) over the Option Price for such Stock by (2) the Fair Market Value of a share of such stock.

     17. Binding Effect. This Non-ISO shall be binding upon the Company and Employee and their respective heirs, executors, administrators and successors.

                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                      exercise the rights to purchase Stock
                       evidenced by the foregoing Option)


TO:      Books-A-Million, Inc.

     The undersigned hereby exercises the right to purchase __________ shares of

Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.



                                                  _____________________________
                                                  Signature




                                                  _____________________________

                                                  _____________________________
                                                  Address




Dated: _________________________